                                                                    Exhibit 4.01


NUMBER                    FEDERATED INVESTORS, INC.                    SHARES

                         ---------------------------

                           CLASS A COMMON STOCK
                               WITHOUT PAR VALUE

          ORGANIZED UNDER THE LAWS OF THE STATE OF PENNSYLVANIA

                                                            SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that                            is the owner of




                  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE
                    CLASS A COMMON STOCK WITHOUT PAR VALUE
                           FEDERATED INVESTORS, INC.

transferable on the books of Federated Investors, Inc. in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
  The shares represented hereby are issued and shall be held subject to the provisions of the Restated Articles of Incorporation and By-Laws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents. The shares represented by this certificate may not be sold, assigned, transferred, pledged or otherwise disposed of, except in accordance with the terms and conditions of the By-Laws of the Corporation.
  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.


Dated:
                           FEDERATED INVESTORS, INC.

                                     SEAL

                                     1957

                                 PENNSYLVANIA
------------------------                            --------------------------
      SECRETARY                                                PRESIDENT

FEDERATED INVESTORS, INC. WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, TERMS, LIMITATIONS AND RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH CLASS OF STOCK WHICH FEDERATED INVESTORS, INC. IS AUTHORIZED TO ISSUE AND, IF FEDERATED INVESTORS, INC. IS AUTHORIZED TO ISSUE ANY CLASS IN SERIES, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUESTS MAY BE MADE TO FEDERATED INVESTORS, INC. AT ITS OFFICES AT FEDERATED INVESTORS TOWER, PITTSBURGH, PENNSYLVANIA 15222-3779.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common         UNIF GIFT MIN ACT--       Custodian
  TEN ENT--as tenants by the entireties                    ......         ......
  JT TEN --as joint tenants with right                     (Cust)        (Minor)
           of survivorship and not as
           tenants in common                      under Uniform Gifts to Minors
                                                    Act
                                                       ........................
                                                                (State)


    Additional abbreviations may also be used though not in the above list.

     For value received            hereby sell, assign, and transfer unto
                        -----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|                                      |
|______________________________________|


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ADDRESS, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     ---------------------------



                                   ---------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.